SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 001-16207


                        Date of Report: February 29, 2008


                            GS AGRIFUELS CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                           98-0226479
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(State of other jurisdiction of                              (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, New York                          10119
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(Address of principal executive offices)                             (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

     On February 29, 2008, a wholly-owned subsidiary of GreenShift Corporation (the "Subsidiary") that owned 90% of the outstanding shares of GS AgriFuels, filed with the Delaware Secretary of State a Certificate of Ownership and Merger merging Subsidiary into GS AgriFuels Corporation. The effect of the merger is the following:

- The shares of GS AgriFuels ceased to be outstanding at the close of business on February 29, 2008.

- On March 27, 2008 GS AgriFuels will pay $.50 per share to the record holders of common stock as of February 29, 2008 other than Subsidiary.

- GS AgriFuels Corporation has become a 100%-owned subsidiary of GreenShift Corporation.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

3-a. Certificate  of Ownership and Merger merging  Subsidiary  into GS AgriFuels
     Corporation.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 3, 2008               GS AGRIFUELS CORPORATION

                                    By: /s/ Kevin Kreisler
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                                            Kevin Kreisler
                                            Chief Executive Officer